EXHIBIT 99.1

AmeriCredit Corporation

Composition of the Receivables

2002-1 Initial Cut

4/10/02*

	New		Used		Total

Aggregate Principal Balance	$320,721,552.35		$679,278,181.39		$999,999,733.74

Number of Receivables in Pool	16,116		47,806		63,922

Percent of Pool by Principal Balance	32.07%		67.93%		100.00%

Average Principal Balance	$19,900.82		$14,209.06		$15,644.06
Range of Principal Balances	($257.47 to $58,868.70)		($251.79 to $54,520.17)

Weighted Average APR	16.49%		18.53%		17.87%
Range of APRs	(8.24% to 26.00%	)	(8.55% to 29.11%	)

Weighted Average Remaining Term	65		59		61
Range of Remaining Terms	(4 to 72 months	)	(3 to 72 months	)

Weighted Average Original Term	67		61		63
Range of Original Terms	(24 to 72 months	)	(18 to 72 months	)

(1)               Aggregate Principal Balance includes some portion of accrued interest.  As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by APR as of the Cutoff Date

APR Range (1)	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
8.000% -8.999%	772,933.55	0.08%	36	0.06%
9.000% -9.999%	11,126,274.06	1.11%	515	0.81%
10.000% -10.999%	15,021,754.79	1.50%	710	1.11%
11.000% -11.999%	17,003,841.91	1.70%	837	1.31%
12.000% -12.999%	38,157,316.05	3.82%	1,957	3.06%
13.000% -13.999%	39,055,042.47	3.91%	1,988	3.11%
14.000% -14.999%	60,163,794.88	6.02%	3,122	4.88%
15.000% -15.999%	96,739,598.07	9.67%	5,185	8.11%
16.000% -16.999%	107,670,462.96	10.77%	5,991	9.37%
17.000% -17.999%	180,905,371.31	18.09%	11,035	17.26%
18.000% -18.999%	104,464,454.61	10.45%	7,024	10.99%
19.000% -19.999%	94,321,903.57	9.43%	6,562	10.27%
20.000% -20.999%	102,419,221.86	10.24%	7,782	12.17%
21.000% -21.999%	61,520,702.26	6.15%	4,940	7.73%
22.000% -22.999%	36,857,379.38	3.69%	3,123	4.89%
23.000% -23.999%	22,777,554.30	2.28%	2,040	3.19%
24.000% -24.999%	9,532,296.21	0.95%	915	1.43%
25.000% -25.999%	991,116.66	0.10%	107	0.17%
26.000% -26.999%	267,006.07	0.03%	26	0.04%
27.000% -27.999%	145,650.80	0.01%	16	0.03%
28.000% -28.999%	32,334.02	0.00%	4	0.01%
29.000% -29.999%	53,723.95	0.01%	7	0.01%

TOTAL	$999,999,733.74	100.00%	63,922	100.00%

(1)               Aggregate Principal Balances include some portion of accrued interest.  Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)               Percentages may not add to 100% because of rounding.

*  Receivable information is through close of business on date indicated.

Distribution of the Receivables by Geographic Location of Obligor
2002-1 Initial Cut
4/10/02*

State	Aggregate Principal Balance as of Cutoff Date	Percent of Aggregate Principal Balance (1)	Number of Receivables	Percent of Number of Receivables (1)
Alabama	18,361,594.35	1.84%	1,172	1.83%
Arizona	31,863,223.01	3.19%	1,914	2.99%
Arkansas	1,090,793.96	0.11%	70	0.11%
California	135,587,691.05	13.56%	7,966	12.46%
Colorado	12,796,312.84	1.28%	802	1.25%
Connecticut	11,577,667.03	1.16%	784	1.23%
Delaware	3,736,361.63	0.37%	248	0.39%
District of Columbia	2,366,147.19	0.24%	141	0.22%
Florida	84,779,768.27	8.48%	5,439	8.51%
Georgia	34,073,101.42	3.41%	2,136	3.34%
Idaho	2,522,379.62	0.25%	195	0.31%
Illinois	34,282,638.53	3.43%	2,194	3.43%
Indiana	18,221,002.75	1.82%	1,216	1.90%
Iowa	4,361,430.14	0.44%	301	0.47%
Kansas	8,267,094.51	0.83%	552	0.86%
Kentucky	13,235,815.64	1.32%	923	1.44%
Louisiana	19,872,107.37	1.99%	1,222	1.91%
Maine	4,463,544.11	0.45%	333	0.52%
Maryland	22,675,521.25	2.27%	1,381	2.16%
Massachusetts	14,238,927.62	1.42%	1,034	1.62%
Michigan	25,360,148.80	2.54%	1,662	2.60%
Minnesota	13,147,680.43	1.31%	869	1.36%
Mississippi	7,449,118.37	0.74%	470	0.74%
Missouri	11,977,609.55	1.20%	811	1.27%
Nebraska	2,929,003.32	0.29%	208	0.33%
Nevada	11,983,128.09	1.20%	708	1.11%
New Hampshire	3,291,256.98	0.33%	251	0.39%
New Jersey	31,189,895.85	3.12%	2,028	3.17%
New Mexico	8,219,357.42	0.82%	561	0.88%
New York	47,368,209.11	4.74%	3,216	5.03%
North Carolina	28,724,093.64	2.87%	1,795	2.81%
Ohio	37,795,849.13	3.78%	2,622	4.10%
Oklahoma	11,192,267.04	1.12%	773	1.21%
Oregon	4,572,371.33	0.46%	322	0.50%
Pennsylvania	46,027,778.58	4.60%	3,218	5.03%
Rhode Island	3,818,048.16	0.38%	273	0.43%
South Carolina	9,778,874.18	0.98%	632	0.99%
Tennessee	13,419,568.92	1.34%	854	1.34%
Texas	139,154,922.96	13.92%	8,237	12.89%
Utah	3,489,024.77	0.35%	241	0.38%
Vermont	2,350,096.03	0.24%	179	0.28%
Virginia	21,985,714.06	2.20%	1,468	2.30%
Washington	14,262,381.53	1.43%	935	1.46%
West Virginia	6,107,400.31	0.61%	435	0.68%
Wisconsin	11,507,581.78	1.15%	816	1.28%
Wyoming	1,297,681.16	0.13%	87	0.14%
Other (2)	3,227,549.95	0.32%	228	0.36%

TOTAL	$999,999,733.74	100.00%	63,922	100.00%

(1)     Percentages may not add to 100% because of rounding.

(2)     States with principal balances less than $1,000,000.

*  Receivable information is through close of business on date indicated.

Other States
AE	42,786.76	3
AK	298,098.87	20
AP	122,963.56	9
HI	913,520.76	65
MT	590,736.00	45
ND	453,604.50	31
SD	805,839.50	55

Total	3,227,549.95	228